                                                                   EXHIBIT 10(c)




                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE


                                      SL-A


                               AGREEMENT BETWEEN:



                            LENDER: SUNAMERICA INC.


           1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
           ---------------------------------------------------------
                                (Street Address)

            Los Angeles             California            90067-6002
            -----------             ----------            ----------
              (City)                  (State)                (Zip)


                                      AND



                BROKER-DEALER: SUNAMERICA CAPITAL SERVICES, INC.


                          733 Third Avenue, 3rd Floor
                          ---------------------------
                                (Street Address)

                New York             New York            10017
                --------             --------            -----
                 (City)              (State)             (Zip)




NASD ID Number:  13158
DATE FILED:  February 22, 2002

                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE



     This AMENDMENT of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between SunAmerica Inc. (the "Lender") and SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of February 21, 2000 ("Subordinated Loan Agreement") is dated as of January 15, 2002 ("Amendment").

     In consideration of the sum of $6,000,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD") scheduled to mature on March 31, 2003, bearing Loan Number 10-E-SLA-11151, the Broker-Dealer and the Lender agree to extend the maturity date until March 31, 2004. This Amendment shall not become effective unless and until the NASD has found the Amendment acceptable.

     The interest rate set forth in the Subordinated Loan Agreement is changed to 4.75% per annum effective as of April 1, 2003.













                         (The signature page follows.)

         IN WITNESS WHEREOF the parties have set their hands and seal this 15th day of January, 2002.

BROKER-DEALER:                      SUNAMERICA CAPITAL SERVICES, INC.

[Seal]
                                    By: /s/ Debbie Potash Turner
                                       -------------------------------
                                       Name:  Debbie Potash Turner
                                       Title: Chief Financial Officer

LENDER                              SUNAMERICA INC.

[Seal]
                                    By: /s/ James R. Belardi
                                       -------------------------------
                                       Name:  James R. Belardi
                                       Title: Executive Vice President


                               FOR NASD USE ONLY


                               ACCEPTED BY: /s/ Gerald Daugherty
                                           ---------------------------
                                                     (Name)

                                            Assistant Director
                                           ---------------------------
                                                     (Title)


                               EFFECTIVE DATE: MAR 31 2003
                                              -------------------------

                               LOAN NUMBER: 10-E-SLA-11151
                                           ----------------------------